SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : June 25, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR14)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-13               13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, First Chicago NBD Mortgage Company, Homeside Lending Inc., and Weshington Mutual Mortgage Securities Corp., as servicers, and The Chase Manhattan Bank, as trustee. On June 25, 2001, July 25, 2001, August 25, 2001, and September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibits 99.1, 99.2, 99.3, and 99.4. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2001 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on July 25, 2001 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date: October 15, 2001            By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2001

        99.2             Monthly Certificateholder Statement on
                         July 25, 2001

        99.3             Monthly Certificateholder Statement on
                         August 27, 2001

        99.4             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2001

                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   June 25, 2001

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        28,225,000.00       28,225,000.00       759,357.29    166,421.66       925,778.95      0.00       0.00     27,465,642.71
IIA      114,471,000.00      114,471,000.00     2,398,926.63    668,663.27     3,067,589.90      0.00       0.00    112,072,073.37
IIIA      24,918,000.00       24,918,000.00       322,227.15    148,230.95       470,458.10      0.00       0.00     24,595,772.85
B1         2,297,000.00        2,297,000.00         1,790.06     13,475.35        15,265.41      0.00       0.00      2,295,209.94
B2           170,394.96          170,394.96           132.79        999.62         1,132.41      0.00       0.00        170,262.17
AR               100.00              100.00           100.00          0.59           100.59      0.00       0.00              0.00
TOTALS   170,081,494.96      170,081,494.96     3,482,533.92    997,791.44     4,480,325.36      0.00       0.00    166,598,961.04

-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                          BEGINNING                                                       ENDING                         CURRENT
CLASS     CUSIP           PRINCIPAL        PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
IA        22540AS74    1,000.00000000     26.90371267    5.89625013      32.79996280   973.09628733     IA              7.075500 %
IIA       22540AS82    1,000.00000000     20.95663207    5.84133335      26.79796542   979.04336793     IIA             7.009600 %
IIIA      22540AS90    1,000.00000000     12.93150132    5.94874990      18.88025122   987.06849868     IIIA            7.138500 %
B1        22540AT24    1,000.00000000      0.77930344    5.86649978       6.64580322   999.22069656     B1              7.039800 %
B2        22540A235    1,000.00000000      0.77930709    5.86648807       6.64579516   999.22069291     B2              7.039800 %
AR        22540AT32    1,000.00000000  1,000.00000000    5.90000000   1,005.90000000     0.00000000     AR              7.075500 %
TOTALS                 1,000.00000000     20.47567797    5.86654909      26.34222707   979.52432203
-------------------------------------------------------------------------------------------------      ----------------------------

Section 4.04(a)(i)         Scheduled Principal Payments                                                              132,544.52
                           Principal Prepayments                                                                   3,349,989.40

Section 4.04(a)(ii)        Current Interest                                                                          997,791.44
                           Carryforward Interest                                                                           0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                                                 0.00
                           Certificate Principal Shortfalls                                                                0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                                                166,598,961.04
                           Loan Group 1 Aggregate Loan Balance                                                    27,880,745.24
                           Loan Group 2 Aggregate Loan Balance                                                   113,755,967.38
                           Loan Group 3 Aggregate Loan Balance                                                    24,962,248.42

Section 4.04(a)(vi)        Servicing Fees                                                                             52,670.13
                           GEMICO PMI Fees                                                                            32,830.67
                           Special Hazard Insurer Premium                                                              9,232.36

Section 4.04(a)(viii)      Current Advances                                                                                0.00
                           Outstanding Advances                                                                            0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Number of Loans delinquent 31 to 60 days                                                        0.00
                           Balance of Loans delinquent 31 to 60 days                                                       0.00
                           Number of Loans delinquent 61 to 90 days                                                        0.00
                           Balance of Loans delinquent 61 to 90 days                                                       0.00
                           Number of Loans delinquent 91 or more days                                                      0.00
                           Balance of Loans delinquent 91 or more days                                                     0.00

                           Foreclosures
                              Group Totals
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.                                  0.00
                           Balance of loans for which Prepayment Penalties were collected.                                 0.00
                           Amount of Prepayment Penalties                                                                  0.00

Section 4.04(a)(xi)        REO Properties
                              Group Totals
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

Section 4.04(a)(xii)       Current Realized Losses                                                                         0.00
                           Aggregate Realized Losses                                                                       0.00
Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                                               0.00
Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                                          0.00
                           Number of Claims Submitted under the GEMICO PMI policy                                          0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy                                    0.00
                           Total of Claims Paid under the GEMICO PMI policy                                                0.00

                                       -6-




                                  Exhibit 99.2

             Monthly Certificateholder Statement on July 25, 2001






                                      -7-

                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   July 25, 2001

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA          28,225,000.00        27,465,642.71       479,913.95    161,700.75        641,614.70    0.00     0.00      26,985,728.76
IIA        114,471,000.00       112,072,073.37     6,090,707.61    653,702.47      6,744,410.08    0.00     0.00     105,981,365.76
IIIA        24,918,000.00        24,595,772.85     1,347,657.36    146,343.56      1,494,000.92    0.00     0.00      23,248,115.49
B1           2,297,000.00         2,295,209.94         1,809.50     13,448.68         15,258.18    0.00     0.00       2,293,400.44
B2             170,394.96           170,262.17           134.23        997.64          1,131.87    0.00     0.00         170,127.94
AR                 100.00                 0.00             0.00          0.00              0.00    0.00     0.00               0.00
TOTALS     170,081,494.96       166,598,961.04     7,920,222.65    976,193.10      8,896,415.75    0.00     0.00     158,678,738.39
-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                          BEGINNING                                                       ENDING                         CURRENT
CLASS     CUSIP           PRINCIPAL        PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
IA        22540AS74      973.09628733    17.00315146      5.72899026   22.73214172     956.09313587        IA         7.064859 %
IIA       22540AS82      979.04336793    53.20742904      5.71063824   58.91806728     925.83593888        IIA        6.999451 %
IIIA      22540AS90      987.06849868    54.08368890      5.87300586   59.95669476     932.98480978        IIIA       7.139937 %
B1        22540AT24      999.22069656     0.78776665      5.85488899    6.64265564     998.43292991        B1         7.031346 %
B2        22540A235      999.22069291     0.78775804      5.85486801    6.64262605     998.43293487        B2         7.031346 %
AR        22540AT32        0.00000000     0.00000000      0.00000000    0.00000000       0.00000000        AR         7.064859 %
TOTALS                   979.52432203    46.56722151      5.73956091   52.30678242     932.95710052
-------------------------------------------------------------------------------------------------      ----------------------------


Section 4.04(a)(i)     Scheduled Principal Payments                                                      131,338.01
                       Principal Prepayments                                                           7,788,884.64

Section 4.04(a)(ii)    Current Interest                                                                  976,193.10
                       Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)   Certificate Interest Shortfalls                                                         0.00
                       Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)     Aggregate Loan Balance                                                        158,678,738.39
                       Loan Group 1 Aggregate Loan Balance                                            27,400,511.60
                       Loan Group 2 Aggregate Loan Balance                                           107,663,910.21
                       Loan Group 3 Aggregate Loan Balance                                            23,614,316.58

Section 4.04(a)(vi)    Servicing Fees                                                                     51,569.83
                       GEMICO PMI Fees                                                                    33,507.08
                       Special Hazard Insurer Premium                                                      9,425.35

Section 4.04(a)(viii)  Current Advances                                                                        0.00
                       Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)    Delinquent Mortgage Loans

                       Number of Loans delinquent 31 to 60 days                                                0.00
                       Balance of Loans delinquent 31 to 60 days                                               0.00
                       Number of Loans delinquent 61 to 90 days                                                0.00
                       Balance of Loans delinquent 61 to 90 days                                               0.00
                       Number of Loans delinquent 91 or more days                                              0.00
                       Balance of Loans delinquent 91 or more days                                             0.00

                       Foreclosures
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(x)     Number of loans for which Prepayment Penalties were collected.                          0.00
                       Balance of loans for which Prepayment Penalties were collected.                         0.00
                       Amount of Prepayment Penalties                                                          0.00


Section 4.04(a)(xi)    REO Properties
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(xii)   Current Realized Losses                                                                 0.00
                       Aggregate Realized Losses                                                               0.00
Section 4.04(a)(xiii)  Weighted Average Term to Maturity                                                       0.00
Section 4.04(a)(xiv)   Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Total Amount of Claims Submitted under the GEMICO PMI policy                            0.00
                       Total of Claims Paid under the GEMICO PMI policy                                        0.00

                                      -8-

                                  Exhibit 99.3

             Monthly Certificateholder Statement on August 27, 2001

                                      -9-



                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   August 27, 2001

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      28,225,000.00       26,985,728.76          1,661,511.12    158,716.16     1,820,227.28    0.00    0.00       25,324,217.64
IIA    114,471,000.00      105,981,365.76          7,606,034.06    617,735.37     8,223,769.43    0.00    0.00       98,375,331.70
IIIA    24,918,000.00       23,248,115.49          1,511,010.34    138,464.73     1,649,475.07    0.00    0.00       21,737,105.15
B1       2,297,000.00        2,293,400.44              1,829.28     13,431.33        15,260.61    0.00    0.00        2,291,571.16
B2         170,394.96          170,127.94                135.70        996.36         1,132.06    0.00    0.00          169,992.24
AR             100.00                0.00                  0.00          0.00             0.00    0.00    0.00                0.00
TOTALS 170,081,494.96      158,678,738.39         10,780,520.50    929,343.95    11,709,864.45    0.00    0.00      147,898,217.89

-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                          BEGINNING                                                       ENDING                         CURRENT
CLASS     CUSIP           PRINCIPAL        PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
IA       22540AS74      956.09313587     58.86664730     5.62324748   64.48989477    897.22648857         IA            7.057782 %
IIA      22540AS82      925.83593888     66.44507395     5.39643552   71.84150947    859.39086494         IIA           6.994460 %
IIIA     22540AS90      932.98480978     60.63931054     5.55681556   66.19612609    872.34549924         IIIA          7.147146 %
B1       22540AT24      998.43292991      0.79637788     5.84733566    6.64371354    997.63655202         B1            7.027818 %
B2       22540A235      998.43293487      0.79638506     5.84735605    6.64374111    997.63654981         B2            7.027818 %
AR       22540AT32        0.00000000      0.00000000     0.00000000    0.00000000      0.00000000         AR            7.057782 %
TOTALS                  932.95710052     63.38444110     5.46410972   68.84855082    869.57265942
-------------------------------------------------------------------------------------------------      ----------------------------

Section 4.04(a)(i)     Scheduled Principal Payments                                                      126,547.23
                       Principal Prepayments                                                          10,653,973.27

Section 4.04(a)(ii)    Current Interest                                                                  929,343.95
                       Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)   Certificate Interest Shortfalls                                                         0.00
                       Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)     Aggregate Loan Balance                                                        147,898,217.89
                       Loan Group 1 Aggregate Loan Balance                                            25,738,675.18
                       Loan Group 2 Aggregate Loan Balance                                           100,056,512.77
                       Loan Group 3 Aggregate Loan Balance                                            22,103,029.94

Section 4.04(a)(vi)    Servicing Fees                                                                     49,099.89
                       GEMICO PMI Fees                                                                    31,327.82
                       Special Hazard Insurer Premium                                                      8,793.46

Section 4.04(a)(viii)  Current Advances                                                                        0.00
                       Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)    Delinquent Mortgage Loans

                       Number of Loans delinquent 31 to 60 days                                                0.00
                       Balance of Loans delinquent 31 to 60 days                                               0.00
                       Number of Loans delinquent 61 to 90 days                                                0.00
                       Balance of Loans delinquent 61 to 90 days                                               0.00
                       Number of Loans delinquent 91 or more days                                              0.00
                       Balance of Loans delinquent 91 or more days                                             0.00

                       Foreclosures
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(x)     Number of loans for which Prepayment Penalties were collected.                          0.00
                       Balance of loans for which Prepayment Penalties were collected.                         0.00
                       Amount of Prepayment Penalties                                                          0.00


Section 4.04(a)(xi)    REO Properties
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(xii)   Current Realized Losses                                                                 0.00
                       Aggregate Realized Losses                                                               0.00
Section 4.04(a)(xiii)  Weighted Average Term to Maturity                                                       0.00
Section 4.04(a)(xiv)   Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Total Amount of Claims Submitted under the GEMICO PMI policy                            0.00
                       Total of Claims Paid under the GEMICO PMI policy                                        0.00

                                      -10-


                                  Exhibit 99.4

             Monthly Certificateholder Statement on September 25, 2001



                                      -11-


                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   September 25, 2001

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       28,225,000.00       25,324,217.64      2,366,274.92      148,407.62    2,514,682.54     0.00    0.00       22,957,942.72
IIA     114,471,000.00       98,375,331.70      4,491,632.53      571,977.08    5,063,609.61     0.00    0.00       93,883,699.17
IIIA     24,918,000.00       21,737,105.15        331,413.16      129,291.23      460,704.39     0.00    0.00       21,405,691.99
B1        2,297,000.00        2,291,571.16          1,804.82       13,387.06       15,191.88     0.00    0.00        2,289,766.34
B2          170,394.96          169,992.24            133.88          993.07        1,126.95     0.00    0.00          169,858.36
AR              100.00                0.00              0.00            0.00            0.00     0.00    0.00                0.00
TOTALS  170,081,494.96      147,898,217.89      7,191,259.31      864,056.06    8,055,315.37     0.00    0.00      140,706,958.58
-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                          BEGINNING                                                       ENDING                         CURRENT
CLASS     CUSIP           PRINCIPAL        PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
IA        22540AS74   897.22648857        83.83613534   5.25802019    89.09415554    813.39035323         IA         7.032365 %
IIA       22540AS82   859.39086494        39.23816975   4.99669855    44.23486831    820.15269518         IIA        6.977079 %
IIIA      22540AS90   872.34549924        13.30015089   5.18866803    18.48881893    859.04534834         IIIA       7.137541 %
B1        22540AT24   997.63655202         0.78572921   5.82806269     6.61379190    996.85082281         B1         7.010241 %
B2        22540A235   997.63654981         0.78570399   5.82804797     6.61375196    996.85084582         B2         7.010241 %
AR        22540AT32     0.00000000         0.00000000   0.00000000     0.00000000      0.00000000         AR         7.032365 %
TOTALS                869.57265942        42.28125647   5.08024733    47.36150380    827.29140294
-------------------------------------------------------------------------------------------------      ----------------------------

Section 4.04(a)(i)     Scheduled Principal Payments                                                      116,493.43
                       Principal Prepayments                                                           7,074,765.88

Section 4.04(a)(ii)    Current Interest                                                                  864,056.06
                       Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)   Certificate Interest Shortfalls                                                         0.00
                       Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)     Aggregate Loan Balance                                                        140,706,958.58
                       Loan Group 1 Aggregate Loan Balance                                            23,372,067.34
                       Loan Group 2 Aggregate Loan Balance                                            95,563,555.32
                       Loan Group 3 Aggregate Loan Balance                                            21,771,335.92

Section 4.04(a)(vi)    Servicing Fees                                                                     45,569.91
                       GEMICO PMI Fees                                                                    28,990.76
                       Special Hazard Insurer Premium                                                      8,196.03

Section 4.04(a)(viii)  Current Advances                                                                        0.00
                       Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)    Delinquent Mortgage Loans

                       Number of Loans delinquent 31 to 60 days                                                0.00
                       Balance of Loans delinquent 31 to 60 days                                               0.00
                       Number of Loans delinquent 61 to 90 days                                                0.00
                       Balance of Loans delinquent 61 to 90 days                                               0.00
                       Number of Loans delinquent 91 or more days                                              0.00
                       Balance of Loans delinquent 91 or more days                                             0.00

                       Foreclosures
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(x)     Number of loans for which Prepayment Penalties were collected.                          0.00
                       Balance of loans for which Prepayment Penalties were collected.                         0.00
                       Amount of Prepayment Penalties                                                          0.00


Section 4.04(a)(xi)    REO Properties
                            Group Totals
                              Number          Priincipal Balance         Percentage
                                 0                    0.00                  0.00 %

Section 4.04(a)(xii)   Current Realized Losses                                                                 0.00
                       Aggregate Realized Losses                                                               0.00
Section 4.04(a)(xiii)  Weighted Average Term to Maturity                                                       0.00
Section 4.04(a)(xiv)   Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Number of Claims Submitted under the GEMICO PMI policy                                  0.00
                       Total Amount of Claims Submitted under the GEMICO PMI policy                            0.00
                       Total of Claims Paid under the GEMICO PMI policy                                        0.00

                                      -12-

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT(S) PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                              Fax: (212) 946-8302
                         Email: Thomas.Britt@chase.com

